===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[ ]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                  Western Pennsylvania Adventure Capital Fund
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                  Western Pennsylvania Adventure Capital Fund
                        2000 Technology Drive, Suite 150
                      Pittsburgh, Pennsylvania 15219-3109


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To Be Held on December 7, 1998

     As a shareholder of Western Pennsylvania Adventure Capital Fund (the "Company" or the "Fund"), you are invited to be present, or represented by proxy, at the Annual Meeting of Shareholders, to be held at the Company's offices, 2000 Technology Drive, Suite 150, Pittsburgh, Pennsylvania on December 7, 1998 at 3:00 p.m., Pittsburgh time, and any adjournments thereof, for the following purposes:

1. To elect G. Richard Patton, Alvin J. Catz, William F. Rooney, Philip Samson and Douglas F. Schofield to the Board of Directors of the Company for terms of one (1) year. See "Proposal No. 1--Election of Directors" in the Proxy Statement.

2. To authorize the issuance by the Company in an offering of up to 2,789,566 additional shares of its Common Stock (so that, if the offering is fully subscribed, the Company will have 5,000,000 shares outstanding) at a price of not less than $1.00 per share as determined by the Board of Directors. See "Proposal No. 2--Issuance of Additional Shares" in the Proxy Statement.

3. To ratify the appointment of Goff, Ellenbogen, Backa & Alfera, LLC, as the Company's independent certified public accountants for the fiscal year ending December 31, 1998. See "Proposal No. 3--Selection of Auditors" in the Proxy Statement.

4. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on November 1, 1998 are entitled to vote at the Annual Meeting of Shareholders and all adjournments thereof. Since a majority of the outstanding shares of the Company's Common Stock must be represented at the meeting in order to constitute a quorum, all shareholders are urged either to attend the meeting or to be represented by proxy.

     If you do not expect to attend the meeting in person, please sign, date and return the accompanying proxy in the enclosed reply envelope. Your vote is important regardless of the number of shares you own. If you later find that you can be present and you desire to vote in person or, for any other reason, desire to revoke your proxy, you may do so at any time before the voting.


                         By Order of the Board of Directors

                         William F. Rooney
                         Secretary





November 1, 1998

                  Western Pennsylvania Adventure Capital Fund
                        2000 Technology Drive, Suite 150
                      Pittsburgh, Pennsylvania 15219-3109

                         ANNUAL MEETING OF SHAREHOLDERS
                                December 7, 1998

                                PROXY STATEMENT

     This Proxy Statement and the Notice of Annual Meeting and Form of Proxy accompanying this Proxy Statement, which will be mailed on or about November 14, 1998, are furnished in connection with the solicitation by the Board of Directors of Western Pennsylvania Adventure Capital Fund, a Pennsylvania corporation (the "Company" or the "Fund"), of proxies to be voted at the annual meeting of shareholders to be held at the Company's offices, 2000 Technology Drive, Suite 150, Pittsburgh, Pennsylvania on December 7, 1998 at 3:00 p.m., Pittsburgh time, and any adjournments thereof.

     Holders of record of the Company's Common Stock at the close of business on November 1, 1998 (the "record date") will be entitled to one vote at the meeting or by proxy for each share then held. On the record date, there were 2,210,434 shares of Common Stock of the Company outstanding. All shares represented by proxy will be voted in accordance with the instructions, if any, given in such proxy. A shareholder may abstain from voting or may withhold authority to vote for the nominees by marking the appropriate box on the accompanying proxy card, or may withhold authority to vote for an individual nominee by drawing a line through such nominee's name in the appropriate place on the accompanying proxy card. Unless instructions to the contrary are given, each properly executed proxy will be voted, as specified below, to (i) elect G. Richard Patton, Alvin
J. Catz, William F. Rooney, Philip Samson and Douglas F. Schofield to the Board of Directors of the Company, (ii) to authorize the issuance by the Company of up to 2,789,566 additional shares of its Common Stock at a price of not less than $1.00 per share as determined by the Board of Directors, (iii) to ratify the appointment of Goff, Ellenbogen, Backa & Alfera, LLC, as the Company's independent certified public accountants for the fiscal year ending December 31, 1998, and (iv) to transact such other business as may properly be brought before the meeting or any adjournment thereof.

     All proxies may be revoked and execution of the accompanying proxy will not affect a shareholder's right to revoke it by giving written notice of revocation to the Secretary at any time before the proxy is voted or by the mailing of a later-dated proxy. Any shareholder attending the meeting in person may vote his or her shares even though he or she has executed and mailed a proxy. A majority of all of the issued and outstanding shares of the Company's Common Stock is required to be present in person or by proxy to constitute a quorum. Directors are elected by a plurality. The favorable vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the meeting is required to approve or adopt the other proposals presented to the meeting.

     This Proxy Statement is being solicited by the Board of Directors of the Company. The expense of making this solicitation is being paid by the Company and consists of the preparing, assembling and mailing of the Notice of Meeting, Proxy Statement and Proxy, tabulating returns of proxies, and charges and expenses of brokerage houses and other custodians, nominees or fiduciaries for forwarding documents to shareholders. In addition to solicitation by mail, officers and regular employees of the Company may solicit proxies by telephone, telegram or in person without additional compensation therefor.

                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

Election of Directors

     The Company's Bylaws provide that the Board of Directors shall consist of one or more members as fixed by the Board. Five persons have been nominated to serve as directors to hold office until the next annual meeting or until their successors shall be duly elected and qualified. It is intended that proxies in the form enclosed granted by the shareholders will be voted, unless otherwise directed, in favor of electing the following persons as directors: G. Richard Patton, Alvin J. Catz, William F. Rooney, Philip Samson, and Douglas F. Schofield.

     Unless you indicate to the contrary, the persons named in the accompanying proxy will vote it for the election of the nominees named above. If, for any reason, a nominee should be unable to serve as a director at the time of the meeting, which is not expected to occur, the persons designated herein as proxies may not vote for the election of any other person not named herein as a
nominee for election to the Board of Directors.   See "Information Concerning
Directors and Nominees."

Recommendation

     The Board of Directors recommends a vote "FOR" the election of each of the nominees. Proxies solicited by the Board of Directors will be voted in favor of this proposal unless a contrary vote or authority withheld is specified.

                 INFORMATION CONCERNING DIRECTORS AND NOMINEES

Directors and Nominees

     Set forth below is information concerning each director and nominee for director of the Company, including his business experience during at least the past five years, his positions with the Company and certain directorships held by him. Each nominee is currently a director of the Company. There are no family relationships among any of the directors or nominees, nor, except as hereinafter described, are there any arrangements or understandings between any director and another person pursuant to which he was selected as a director or nominee. Each director is to hold office until the next annual meeting of the shareholders or until his successor have been elected and qualified.

            Name          Age
    G. Richard Patton      47
    Alvin J. Catz          59
    William F. Rooney      57
    Philip Samson          41
    Douglas F. Schofield   52



                                      2.

G. Richard Patton

     Dr. Patton has served as President, Chief Executive Officer and a Director of the Company since 1996. Dr. Patton holds a Ph.D. in Strategic Management and an M.S. in Industrial Administration from the Krannert Graduate School of Management, Purdue University, and a B.S. in Chemistry from the University of Michigan.

     From 1978-1981, Dr. Patton was Vice President and Chief Administration Officer of the Mellon Institute in Pittsburgh and a senior staff member of Energy Productivity Center in Washington, D.C. In 1976, Dr. Patton was the recipient of the first General Electric Award for Outstanding Research in the field of strategic planning. He has also been elected Distinguished Professor by several of the University of Pittsburgh Executive M.B.A. classes. In 1995 and 1996, he was selected as a finalist in the Inc. Magazine Entrepreneur of the Year award program. His publication topics and research interests include strategy development, mergers and acquisitions, divestment, turn around management and restructuring strategies, and entrepreneurship.

     Dr. Patton has been a faculty member of the University of Pittsburgh's Joseph M. Katz Graduate School of Business since 1976, and is currently an Associate Professor. He teaches in the area of strategic management, planning and control systems and entrepreneurship and new venture management in graduate and executive programs. He also taught at Carnegie Mellon University's Graduate School of Industrial Administration and at Chulalongkorn University's Graduate Institute of business Administration in Bangkok, Thailand.

     Dr. Patton is currently an active consultant, with clients that include Fortune 500 firms, family-owned firms, new ventures, and research and industry associates in the U.S., Europe and Asia. His consulting activities include executive development programs, strategy development, strategic planning systems design and development, competitive analysis, technology and market assessment and new venture analysis and start-up. He is also active in the venture capital area and has been associated with or consulted on the founding, financing and start-up of several new technology based companies. He also currently serves as the Chairman of the Board for several companies.

     During the past five years, Dr. Patton has invested in over 20 private placements, including companies engaged in such diverse businesses as software design, fiber optics, corrugated container manufacture, copier distribution and medical device design and production. The total raised for these private placements has been in excess of $25 million.

Alvin J. Catz

     Mr Catz has served as the Chief Financial Officer, Treasurer and a Director of the Company since 1996. Mr. Catz is currently a principal with Catz Consulting Associates, Inc. The firm offers services in the areas of finance/accounting and computers/data processing. He is actively involved in assisting new ventures in all aspects of their early stage development including business plans, financing, organizational, and other typical start-up related issues.

     Mr. Catz has over 30 years of diversified business and financial experience including management consulting, Fortune 500 Corporation Financial Officer, and major certified public accounting firm management. Mr. Catz's background offers an unusual combination of major mature company experience and dynamic smaller growth company experience. This experience includes over five years as Corporate Controller with H. J. Heinz Company in Pittsburgh, Pennsylvania. As Corporate Controller, he was responsible for internal and external accounting and financial reporting, accounting/internal control systems, financial policies, and coordination of employee benefit plans.

     Prior to joining Heinz in 1974, Mr. Catz served as Assistant Corporate Controller for KDI Corporation ("KDI") in Cincinnati, Ohio, a conglomerate with interests in defense, recreation, manufacturing and distribution. During his five year association with KDI, its annual revenues grew $15 million to $135 million. His earlier experience includes serving as a Group Financial Manager with Cincinnati Milacron, a major machine tool manufacturer based in Cincinnati, Ohio. He began his business career with Peat, Marwick, Mitchell & Co., a major certified public accounting firm.

     Mr. Catz has a Master of Business Administration degree in Advanced Business Economics from Xavier University, and a Bachelor of Business Administration degree in Accounting from the University of Pittsburgh. He is a Certified Public Accountant, and a member of the American Institute of Certified Public Accountants and the Pennsylvania Institute of Certified Public Accountants. He is a regular lecturer in the University of Pittsburgh's Graduate School of Business. In addition, he has taught Financial Management in the University of Pittsburgh's Graduate School of Business Management Program for Entrepreneurs.

     During the past five years, Mr. Catz has invested in eleven development stage companies in western Pennsylvania. He has also assisted numerous development stage companies in their fundraising efforts, including assisting in the preparation of business plans and private placement memoranda.

William F. Rooney

     Mr. Rooney has served as the Secretary and Director of the Company since 1996. Mr. Rooney is an early stage investor and Vice President of Sales for Transline Communications Corporation, an international provider of voice and data services to the financial services industry between the U.S. and major financial service centers in Europe, a position he has held since its founding in 1995.

     Mr. Rooney has over 30 years of experience in the telecommunications industry including senior management and operating positions. From 1986 to 1994, Mr. Rooney was Vice President of Sales for Republic Telecom Systems Corporation, a telecommunications company specializing in multiplexer products ("Republic Telecom"). In this capacity, he assisted Republic Telecom in the start-up phase and helped to raise funding through venture capital firms. Republic Telecom was successfully acquired by Netrix Corporation in 1994.

     Mr. Rooney holds a B.S. degree in Industrial Management form LaSalle University (1962) and an M.B.A. from Fordham University (1975).

     Mr. Rooney is an active private investor and currently has investments in eight early stage, high technology companies in various industries.

Philip Samson

     Mr. Samson has served as a Director of the Company since 1996. Mr. Samson has served, since May 1993, as President of Profitable Joint Solutions, a consulting and investment firm wholly owned by him.

     Mr. Samson's background includes several appointments within Mellon Bank. From 1981 to 1983, he worked for Mellon's Economics Department where he completed advanced financial modeling assignments. In 1983, he joined Mellon's Corporate Consulting Department where he managed a number of innovative projects including designing a corporate credit scoring system, an internal credit network, a retail bank strategy, and a profitability analysis and tactical plan for credit cards. Mr. Samson became Vice President of Mellon's Credit Card Department in 1989. In this capacity, he was responsible for five portfolio purchases, as well as structuring offerings that secured various affinity contracts. He also initiated numerous profit improvements programs, including line increases, incentive pricing, cross selling and related matters.

     Additionally, in 1985, Mr. Samson acted as an advisor to Peter Ueberroth (then Commissioner of Major League Baseball) to whom he contributed ideas which Mr. Ueberroth incorporated in his proposals to the baseball players and owners during the labor dispute in the summer of 1985. The commissioner was credited with bringing a quick resolution to the dispute, with the baseball strike lasting only two days. In 1992 and 1993, Mr. Samson was extensively quoted in the financial and computer industry trade press, including a Fortune magazine article titled "Computers That Learn By Doing" for his work involving the financial application of neural networks.

     Mr. Samson left Mellon Bank in 1993 to found Profitable Joint Solutions. In 1993 and 1994, Mr. Samson conceptualized, developed and implemented a 100% interest rebate credit card offered by a major financial institution. This innovative product has had a marked impact in the credit card industry.

     Mr. Samson has been a Vice President and Director with KO Interactive, a computer game company, since its inception in January, 1998.

     Philip J. Samson holds an M.B.A. from Pennsylvania State University and a Bachelor of Science degree in Engineering from the University of Maryland.

Douglas Schofield

     Dr. Schofield has served as a Director of the Company since 1996. Dr. Schofield currently conducts business through his own firm, Schofield Financing Counseling, providing financial advice to individuals and families, and administrative services to families in the handling of their financial affairs.

     Dr. Schofield has sought throughout his career to build a strong foundation in a variety of fields related to finance and planning. In addition to two years working in an analytic and planning capacity in the Federal Government (Transportation Department), Dr. Schofield has 12 years experience in the banking industry. At Mellon Bank in Pittsburgh, he managed the bank's investment strategy, managed foreign exchange trading worldwide, and planned the bank's statewide expansion through the acquisition of other banks. Thereafter, Dr. Schofield was employed by Equibank and worked with the Chairman in a special capacity raising capital for the bank. For the three years prior to forming his own firm, he worked as president in the firm of French, Schofield & Associates providing comprehensive financial advice to individuals and families.

     Dr. Schofield received a Bachelors degree from Yale University with honors, in 1967, with a major in Chemistry and Chemical Engineering. He then attended Harvard Business School and received an M.B.A. and a Doctorate in Strategic Planning. Dr. Schofield has taught M.B.A. courses at Atlanta University and at the University of Pittsburgh. He is the past President of the Harvard Business School Association of Pittsburgh and has held several chair positions, as well as served as trustee, for LaRoche College.

     During the past five years, Dr. Schofield has invested in nine development stage companies in diverse industries. In addition, he has consulted extensively with owners of closely-held companies during the past decade and has served on the boards of three such companies during this period.

Meetings of the Board of Directors

     In 1997, the Board of Directors of the Company conducted seven meetings. Each director of the Company attended at least 75% of the meetings held during the time he served as a Director except for William F. Rooney who attended four of the seven meetings.

Committees

     The full Board of Directors serves as the Portfolio Companies Valuation Committee and meets as a part of each regularly scheduled Board of Directors' meetings. In addition, the full Board of Directors serves as the Audit Committee and meets with the external auditors at least once during the year. There are no standing committees of the Board of Directors.

                PROPOSAL NO. 2 -- ISSUANCE OF ADDITIONAL SHARES


The Proposal

     The Board of Directors believes that it will be in the interests of the Company to issue up to 2,789,566 additional shares of its Common Stock and to offer such shares in an offering at a price to be determined by the Board which will not be less than $1.00 per share. If the offering is fully subscribed, the Company will have 5,000,000 shares outstanding. The Board intends to use the proceeds of this offering to invest in additional early stage developmental companies that meet the Company's criteria for investment. The Board believes that there are and will be a significant number of such companies seeking investment in the near term, and that the Company's current size will not afford it the opportunity to take advantage of these situations.

     It is anticipated that this offering will occur in the Spring of 1999 after 1998 calendar year end results are available and finalized. The Board anticipates that the shares will be offered at either a minimum of the previous offering price of $1.00 per share or an offering price in excess of $1.00 per share dependent upon favorable business developments within the Company's Portfolio Companies.

     The benefit to existing shareholders include: (1) the opportunity for additional investments in promising developmental companies, (2) additional diversification of investments, (3) enhanced shareholder value as selling price per share exceeds current net asset value per share, and (4) reduced administrative costs per share as costs are allocated over a larger shareholder base.

Recommendation

     The Board of Directors recommends that the shareholders vote "FOR" the proposal. Proxies solicited by the Board of Directors will be voted in favor of this proposal unless a contrary vote or abstention is specified.



                    PROPOSAL NO. 3 -- SELECTION OF AUDITORS


The Proposal

     The Board of Directors appointed Goff, Ellenbogen, Backa & Alfera, LLC, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 1998. This appointment is being presented to shareholders for ratification. Goff, Ellenbogen, Backa & Alfera, LLC audited the Company's financial statements for the year ended December 31, 1997.

     A representative of Goff, Ellenbogen, Backa & Alfera, LLC is expected to attend the meeting and will be afforded an opportunity to make a statement if he or she desires to do so. This representative is also expected to be available to respond to appropriate questions.

Recommendation

     The Board of Directors recommends that the shareholders vote "FOR" the proposal. Proxies solicited by the Board of Directors will be voted in favor of this proposal unless a contrary vote or abstention is specified.

                    INFORMATION REGARDING EXECUTIVE OFFICERS

     The following table sets forth certain information concerning each individual who currently serves as an executive officer or key employee of the Company, including such person's business experience during at least the past five years and positions held with the Company. Executive officers are appointed by the Board of Directors and serve at the pleasure of the Board. There are no family relationships among the executive officers, nor are there any arrangements or understandings between any executive officer and another person pursuant to which he was selected as an officer except as may be hereinafter described. See "Information Concerning Directors and Nominees" for additional biographical information concerning the executive officers.


          Name         Age                  Title

    G. Richard Patton   47  President and Chief Executive Officer
    Alvin J. Catz       59  Chief Financial Officer and Treasurer
    William F. Rooney   57  Secretary


                     COMPENSATION OF DIRECTORS AND OFFICERS

Compensation

     No officer received any remuneration for serving as an officer of the Company in 1997. Each director receives a $300 meeting attendance fee effective as of July 11, 1997, the date the Company withdrew funds from its escrow account. Generally, meetings are held monthly. Compensation earned by directors during 1997 amounted to $3,300.

Compensation Committee Interlocks and Insider Participation

     During 1997, the five nominees served on the Company's Board of Directors. The Company does not have a Compensation Committee. There are no interlocking relationships, as defined in the regulations of the Securities and Exchange Commission, involving any of these individuals.

                             PRINCIPAL SHAREHOLDERS

Securities Ownership of Certain Beneficial Owners and Management

     The following table sets forth the number of shares and percentage of Common Stock beneficially owned as of November 1, 1998 by (i) each person who is known by the Company to own beneficially more than 5% of the shares of Common Stock, (ii) each director and executive officer of the Company, and (iii) all directors and executive officers of the Company as a group. Unless stated otherwise, each person so named exercises sole voting and investment power as to the shares of Common Stock so indicated. There were 2,210,434 shares of Common Stock issued and outstanding as of November 1, 1998. The Company has no other classes of capital stock authorized.


          Name and
          Address of                      Number of
          Beneficial Owner                Shares         Percent

          G. Richard Patton                15,000         0.7%
          2000 Technology Drive
          Suite 150
          Pittsburgh, PA 15219

          William F. Rooney                10,000         0.5%
          2000 Technology Drive
          Suite 150
          Pittsburgh, PA 15219

          Alvin J. Catz                    20,000         0.9%
          2000 Technology Drive
          Suite 150
          Pittsburgh, PA 15219

          Philip J. Samson                 20,000         0.9%
          2000 Technology Drive
          Suite 150
          Pittsburgh, PA 15219

          Douglas F. Schofield             10,000         0.5%
          2000 Technology Drive
          Suite 150
          Pittsburgh, PA 15219

          PNC Venture Corp.               333,330        15.1%
          Pittsburgh National Building
          249 Fifth Avenue
          Pittsburgh, PA 15222

          National City Venture Corp.     333,300        15.1%
          1965 East Sixth Street
          Cleveland, OH 44114

  All officers and directors, as a group, own 75,000 shares or 3.4% of the total issued and outstanding shares as of November 1, 1998.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, certain of its officers and persons who own more than 10% of the Company's common stock to file reports of ownership and changes in ownership with the SEC. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of such forms furnished to the Company, the Company believes that all Section 16(a) filing requirements applicable to persons who are officers or directors of the Company or holders of 10% of the Company's common stock were complied with in 1997.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     None of the officers and directors of the Company have had any direct or indirect material transactions involving the Company during the current reporting period. During 1997, all of the officers and directors purchased Common Stock under the Company's Offering Circular dated November 7, 1996.

     Certain of the Company's directors have co-invested, along with the Company, in the seven investments in Portfolio Companies that the Company has made as of November 1, 1998. Directors' investments in Portfolio Companies in excess of $60,000 as of November 1, 1998 were: Douglas F. Schofield - RadNet Corporation $85,599; Alvin J. Catz - RadNet Corporation $76,500.

     The Enterprise Corporation of Pittsburgh ("Enterprise") serves as the Company's investment advisor. Enterprise screens potential Portfolio Companies and presents them to the Company's Board of Directors for investment consideration, conducts due diligence reviews of investment candidates as directed by the Board of Directors, and provides staff to manage the day-to-day operations of the Company including, portfolio management, preparing reports to stockholders and performing administrative services.

     In connection with its services in organizing the formation and development of the Company, Enterprise originally purchased 250,000 shares of Common Stock for $.01 per share. If all of the 5,000,000 Shares available for sale under the Offering Circular had been sold, these shares would have represented 4.8% of the issued and outstanding shares of the Company. If less than 5,000,000 shares were sold, the Company had the right to repurchase from Enterprise for $.01 per share such number of shares as would result in Enterprise's ownership percentage being reduced to 4.8% of the then issued and outstanding shares of the Company. During 1997, the Company closed its offering after having sold 2,104,333 shares of Common Stock. As of December 31, 1997, the Company exercised the aforementioned right and repurchased 143,899 shares of its Common Stock from Enterprise thereby reducing Enterprise's ownership to 106,101 shares or 4.8% of the total shares issued and outstanding of 2,210,434.

     Enterprise will receive a fee equal to 5% of the aggregate amount of assets invested by the Company in Portfolio Securities for providing investment advisory and administrative services to the Company. During 1997, Enterprise earned $5,000 of such fees. In 1998, through November 1, 1998, Enterprise has earned an additional $30,000 of such fees. Enterprise may also receive compensation from investment partners or members of any investment consortium that invest with the Company in Portfolio Securities, all on such basis as such other parties and Enterprise shall agree, provided that in no event, will Enterprise charge fees to such consortium members or investment partners at rates lower, or on terms otherwise more favorable, than are offered to the Company. Furthermore, none of the employees, officers or directors of Enterprise will receive any compensation from any Portfolio Company by reason of the Company or any other investor investing in such Portfolio Company's securities upon the recommendation of Enterprise.

                            SHAREHOLDERS' PROPOSALS

     To be considered for inclusion in the Company's Proxy Statement for the Annual Meeting of Shareholders to be held in 1999, shareholder proposals must be sent to the Company (directed to the attention of Office of the Secretary at 2000 Technology Drive, Suite 150, Pittsburgh, PA 15219) for receipt not later than July 1, 1999.


                           GENERAL AND OTHER MATTERS

     Management knows of no matters, other than those referred to in this Proxy Statement, which will be presented to the meeting. However, if any other matters properly come before the meeting or any adjournment, the persons named in the accompanying proxy will vote it in accordance with their best judgment on such matters.

     The Company will bear the expense of preparing, printing and mailing this Proxy Statement, as well as the cost of any required solicitation. In addition to the solicitation of proxies by use of the mails, the Company may use regular employees, without additional compensation, to request, by telephone or otherwise, attendance or proxies previously solicited.

                         By Order of the Board of Directors


                         William F. Rooney
                         Secretary



Pittsburgh, Pennsylvania
November 1, 1998

                                     PROXY

                  Western Pennsylvania Adventure Capital Fund
                        2000 Technology Drive, Suite 150
                      Pittsburgh, Pennsylvania 15219-3109

     The undersigned hereby appoints G. Richard Patton and Alvin J. Catz as Proxies, each with the power to appoint his substitute, to vote all of the shares of Common Stock of Western Pennsylvania Adventure Capital Fund, a Pennsylvania corporation (the "Company"), held of record by the undersigned on the record date, November 1, 1998, at the Annual Meeting of Shareholders to be held on December 7, 1998, or any adjournment thereof, as directed and, in their discretion, on all other matters which may properly come before the meeting. The undersigned directs said proxies to vote as specified upon the items shown below, which are referred to in the Notice of Annual Meeting and set forth in the Proxy Statement. This Proxy is solicited by the Board of Directors, which recommends that you vote FOR each proposal.

     Holders of record of the Company's Common Stock at the close of business on the record date will be entitled to vote at the Annual Meeting. Holders of Common Stock will be entitled to one vote for each share then held. Each shareholder may vote in person or by proxy. All shares represented by proxy will be voted in accordance with the instructions, if any, given in such proxy. A shareholder may abstain from voting on any proposal or may withhold authority to vote for any nominee(s) by so indicating below.

     The votes represented by this proxy will be voted as marked by you. However, if you execute and return the proxy unmarked, such votes will be voted FOR all of the proposals. Please mark each box with an "x".


1. Election of Directors: G. Richard
   Patton, Alvin J. Catz, William F.
   Rooney, Philip Samson and Douglas
   F. Schofield have been nominated.

   FOR  Withheld  Withheld for the        When shares are held as joint
        for all   following (write the    tenants, both should sign.  When
                  nominee's name in       signing as attorney, executor,
                  space below):           administrator, trustee or guardian,
                                          please give full title as such.  If a
   [ ]  [ ]       --------------------    corporation, please sign in full
                                          corporate name by President or other
2. To authorize the issuance by the       authorized officer.  If a
   Company in an offering of up to        partnership, please sign in the
   2,789,566 additional shares of its     partnership name by authorized person.
   Common Stock (so that, if the
   offering is fully subscribed, the
   Company will have 5,000,000 shares     Dated:
   outstanding) at a price of not less          -------------------------------
   than $1.00 per share as determined
   by the Board of Directors.
                                          --------------------------------------
     FOR      Against    Abstain          Signature
     [ ]      [ ]        [ ]

                                          --------------------------------------
3. Ratify appointment of Goff,
   Ellenbogen, Backa & Alfera, LLC as     Signature if held jointly
   the Company's  independent auditors.

   FOR  Against  Abstain                  PLEASE SIGN, DATE AND RETURN THE
                                          PROXY CARD PROMPTLY USING THE
   [ ]  [ ]      [ ]                      ENCLOSED ENVELOPE.